                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Robert P. Davison
                                            ------------------------------
                                            Robert P. Davison, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Joseph M. Farley
                                            ------------------------------
                                            Joseph M. Farley, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Louis T. Hagopian
                                            ------------------------------
                                            Louis T. Hagopian, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ C. B. Hudson
                                            ------------------------------
                                            C. B. Hudson, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Joseph L. Lanier, Jr.
                                            ------------------------------
                                            Joseph L. Lanier, Jr., Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Joseph W. Morris
                                            ------------------------------
                                            Joseph W. Morris, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Harold T. McCormick
                                            -------------------------------
                                            Harold T. McCormick, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ R. K. Richey
                                            --------------------------------
                                            R. K. Richey, Director, Chairman
                                            and Chief Executive Officer
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Yetta G. Samford, Jr.
                                            ------------------------------
                                            Yetta G. Samford, Jr., Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ George J. Records
                                            ------------------------------
                                            George J. Records, Director
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ Keith A. Tucker
                                            ------------------------------
                                            Keith A. Tucker, Vice Chairman
                                             and Director (Principal Financial
                                             Officer)
                                            Date: March 2, 1994

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, and William T. Graves, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1993. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                            /s/ J. P. Bryan
                                            ------------------------------
                                            J. P. Bryan, Director
                                            Date: March 2, 1994